SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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Advanced Photonix, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Notice of Annual Meeting of Shareholders
Proxy Statement
VOTING SECURITIES
PROPOSAL 1 - ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RELATIONSHIP WITH INDEPENDENT AUDITORS
EXPENSES
SHAREHOLDER PROPOSALS

Notice of Annual Meeting of Shareholders
To Be Held
August 26, 2005

To the Shareholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Advanced Photonix, Inc. (the “Company”), which will be held at the Company’s Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, at 10:00 a.m., Eastern time, on August 26, 2005, to consider the following matters:

(1)	The election of eight Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors are Richard D. Kurtz, Robin F. Risser, M. Scott Farese, Ward Harper, Paul D. Ludwig, Lance Brewer, Donald Pastor and Stephen P. Soltwedel, all of whom are described in the accompanying Proxy Statement; and

(2)	Such other matters as may properly be brought before the Annual Meeting of Shareholders.

The Board of Directors has fixed the close of business on July 1, 2005 as the record date for the Annual Meeting. Only shareholders who owned the Company’s Common Stock at the close of business on July 1, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of Shareholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company’s principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

By Order of the Board of Directors

July 18, 2005	Paul D. Ludwig Acting Secretary

Proxy Statement
Annual Meeting of Shareholders
August 26, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the “Company”), for use at the 2005 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the “Annual Meeting”) to be held at the Company’s Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, at 10:00 a.m., Eastern time, on August 26, 2005, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors’ proxy (the “Proxy”) for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

The Board of Directors recommends a vote FOR the election of directors as described in this Proxy Statement. All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder’s instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the eight nominees to the Board of Directors as described herein. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, Proxy and 2005 Annual Report to Shareholders are being sent to Shareholders on or about July 18, 2005.

VOTING SECURITIES

July 1, 2005 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 16,328,486 shares of Class A and Class B Common Stock, $.001 par value, which vote together as a single class. A quorum, representing a majority of the total outstanding shares, must be established for the meeting to be held and any action to be taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with the rules applicable to such voting by brokers, brokers will have discretionary authority to vote on the election of directors. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered “broker non-votes.”

PROPOSAL 1 - ELECTION OF DIRECTORS

A Board of eight Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company’s by-laws, until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. It is management’s recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the eight persons named below, all of whom are currently Directors of the Company and three of whom are currently executive officers of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors pursuant to the recommendation of the Company’s Nominating Committee.

The following persons are nominees for election as Directors:

Name	Age	Position
Richard D. Kurtz	53	Chairman of the Board and Chief Executive Officer

Robin F. Risser	54	Chief Financial Officer and Director

M. Scott Farese	48	Director

Ward Harper	52	Director

Stephen P. Soltwedel	58	Director

Lance Brewer	47	Director

Donald Pastor	51	Director

Paul D. Ludwig	42	President, Director and Acting Secretary

Set forth below is certain information relating to the other executive officers of the Company:

Name	Age	Position
Steven Williamson	51	Chief Technology Officer

Richard D. Kurtz - Chairman of the Board and Chief Executive Officer
Mr. Kurtz became a director of the Company in February 2000, was elected Chairman of the Board in July 2000, and was appointed Chief Executive Officer in February 2003. Prior to joining Advanced Photonix, he was Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc. a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems. Prior to joining Quantum, Mr. Kurtz had been Vice President of Sales and Marketing for Filtertek Inc. an ESCO Technology company for more than 13 years.

Robin F. Risser -Chief Financial Officer and Director
Mr. Risser joined the Company through the acquisition of Picometrix, Inc., was appointed Chief Financial Officer of the Company in May 2005 and became a director of the Company in July 2005. Prior to joining the Company, Mr. Risser had been the Chief Executive Officer and a member of the board of directors of Picometrix, Inc. since 1992. Mr. Risser co-founded Picometrix in 1992. Mr. Risser is a member of the Optical Society of America. Mr. Risser earned an MBA from the University of Michigan in 1978 and passed the CPA exam in 1975.

M. Scott Farese - Director
Mr. Farese became a director of the Company in August 1998. He is currently President of Chelsea Investments, a firm specializing in facilitating private investments in privately held companies. For the thirteen years prior to the establishment of Chelsea Investments, Mr. Farese was employed by Filtertek, Inc., most recently holding the position of Business Unit Director. Filtertek, a subsidiary of ESCO Technologies, is the largest worldwide producer of custom filtration products and fluid control devices and the world’s largest manufacturer of custom molded filter elements.

Ward Harper - Director
Mr. Harper became a director of the Company in May 2003. For the past eleven years, Mr. Harper has been an attorney in private practice in Utah. He has been a practicing attorney for the past 17 years before the Utah State Courts, the Federal District Court of Utah and the U.S. Court of Appeals, Tenth Circuit. Prior to going into private practice, Mr. Harper was an Attorney/Advisor for U.S. Administrative Law Judges and was also the Attorney in charge of public benefits litigation for the Salt Lake City Office of Legal Services Corporation.

Stephen P. Soltwedel - Director
Mr. Soltwedel became a director of the Company in February 2000. He is currently the President of Filtertek, Inc., where he has been employed since 1972 and previously held the position of Vice President and Chief Financial Officer. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, WI.

Lance Brewer - Director
Mr. Brewer became a director of the Company in July 2005. He is currently founder and partner at Brewer & Brewer Law firm since 1989. Brewer & Brewer is headquartered in Newport Beach, California and specializes in representation of financial institutions, business acquisitions and litigation and insurance defense. Mr. Brewer is also the primary campaign strategist for Marilyn C. Brewer of California for U.S. Congress.

Donald Pastor - Director
Mr. Pastor became a director of the Company in July 2005 and is currently the Executive Vice President and Chief Financial Officer of Telephonics Corporation. In addition, Mr. Pastor is the Chief Executive Officer of TLSI, a wholly-owned subsidiary of Telephonics. For the past thirty years, Mr. Pastor has held a variety of financial, administrative and operational positions in high technology and defense related industries.

Paul D. Ludwig - Director and President
Mr. Ludwig joined the Company in August 2002 through the acquisition of Silicon Sensors, LLC, where he was President and co-owner since 1996. Mr. Ludwig became the Chief Operating Officer of Advanced Photonix, Inc. at the time of acquisition and was promoted to President in February 2003. Mr. Ludwig became a director of the Company in August 2004. Prior to joining Silicon Sensors, Mr. Ludwig spent 11 years at Honeywell, Inc. holding sales, marketing and management responsibilities in their Sensing and Control group.

Steven Williamson - Chief Technology Officer
Mr. Williamson joined the Company in May 2005 through the acquisition of Picometrix, Inc. Prior to joining the Company, Mr. Williamson had been the President, Chief Technology Officer and a member of the board of directors of Picometrix, Inc. from 1992. Mr. Williamson co-founded Picometrix in 1992. Mr. Williamson earned his B.A. in Physics (Optics) from the University of Rochester, has 35 publications in the field of ultra fast optics and optoelectronics and holds 12 patents.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

The Board has determined that M. Scott Farese, Ward Harper, Stephen P. Soltwedel, Lance Brewer and Donald Pastor are “independent” within the meaning of Securities Exchange Act Rule 10A-3 and within the applicable American Stock Exchange (AMEX) definition.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively the “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership of the Company’s equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filings of Form 3 in May 2005 by Robin Risser and Steven Williamson to report initial beneficial ownership of securities, and the late filings of Form 4 in June 2005 by Richard Kurtz, Ward Harper, M. Scott Farese, Stephen Soltwedel and Paul Ludwig to report stock option grants occurring during the fiscal year, which were not previously reported.

Nomination Procedures

The Company has not made any changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the Company last provided disclosure to security holders in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A of the Exchange Act.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company’s web site, www.advancedphotonix.com on the Investor Relations page.

Meetings and Committees of the Board of Directors

The Board of Directors held nine meetings and acted by unanimous written consent three times during the fiscal year ended March 27, 2005. The Board of Directors has the following standing committees: Compensation Committee, Audit Committee, and Nominating and Governance Committee. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company’s stock option and incentive plans. The Nominating and Governance Committee was established in fiscal 2004 to identify individuals qualified to become members of the Board of Directors and its Committees as well as address the Corporation’s demands for governance. The Compensation Committee met three times during fiscal 2005. The members of the Compensation Committee are Mr. Farese, Mr. Harper, and Mr. Soltwedel, all of whom are independent under the applicable SEC and AMEX definitions. The Nominating and Governance Committee met once independently during fiscal 2005; all other discussion and decisions were made as part of the regular board meetings. The members of the Nominating and Governance Committee are Mr. Farese, Mr. Harper and Mr. Soltwedel, all of whom are independent under the applicable SEC and AMEX definitions. The charters for the Compensation Committee and the Nominating Committee have been approved by the Board of Directors and are posted on the Company’s website at www.advancedphotonix.com under “Investor Relations.”

Stockholder Communications and Policy regarding Annual Meeting Attendance

The Board of Directors has approved a policy for stockholder communications whereby stockholders may contact the Board of Directors or any Committee or individual director through an outside vendor to be hired by the Company to process the correspondence. The outside vendor will forward appropriate stockholder communications to the Company’s Audit Committee who will then distribute the correspondence to the appropriate directors. The Company is working to have this mechanism in place in fiscal 2006. Stockholders are also welcome to communicate directly with the Board of Directors at its Annual Meeting of Stockholders. As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting of Stockholders. All members of the Board of Directors attended the Company’s 2004 Annual Meeting of Stockholders held on August 27, 2004.

Audit Committee

For the fiscal year ended March 27, 2005, the Audit Committee consisted of Mssrs. Farese, Harper and Soltwedel, all of whom are independent within the meaning of Securities Exchange Act Rule 10A-3 and within the applicable American Stock Exchange (“AMEX”) definition of independence. The Board has determined that Stephen P. Soltwedel qualifies as an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.

None of the independent directors receives compensation from the Company other than directors’ fees and discretionary option grants under the Company’s Stock Option Plans for service on the Board or its Committees.

The Audit Committee’s primary responsibilities are to: (i) oversee the Company’s financial reporting principles and policies including review of the financial reports and other financial and related information released by the Company to the public, or in certain circumstances governmental bodies; (2) review of the Company’s system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established; (3) review of the Company’s accounting and financial reporting processes; (4) review and appraisal with management of the performance of the Company’s independent auditors; and (5) the provision of an open avenue of communication between the independent auditors and the Board of Directors. The Audit Committee held four meetings during fiscal 2005.

Audit Committee Report

The Audit Committee assists the Board, through review and recommendation, in its oversight responsibility related to the financial reporting process. The Audit Committee of the Company’s Board of Directors is composed of three independent Directors and operates under a written charter adopted by the Board of Directors and the Audit Committee.

The Company’s Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. The Company’s independent public accountants, Farber & Hass LLP, are responsible for performing an audit and expressing an opinion as to whether the Company’s financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit, and approves all payments to the independent auditors for services performed. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 27, 2005 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Soltwedel
M. Scott Farese
Ward Harper

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company or had any relationship with the Company requiring disclosure under the heading “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

Report on Executive Compensation by the Compensation Committee

Compensation Policy

The Compensation Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses. The Committee is responsible for administering our Employee Stock Option Plans. The Compensation Committee consists of M. Scott Farese, Ward Harper and Stephen P. Soltwedel, each of whom is a non-employee member of the Board of Directors.

The policy of the Compensation Committee is to recommend compensation for the Chief Executive Officer and other executive officers, reflecting the contribution of such executives to our growth in sales and earnings, and the implementation of our strategic plans for growth. In addition, in order to assure our ability to attract and retain managerial talent, an attempt is made to keep compensation competitive with compensation offered by other companies of comparable quality, size and performance.

Long-term incentive compensation policy consists of the award of stock options under our stock option plans, which serve to identify and reward executive performance as measured against annual strategic plan objectives and bonuses as determined by the Compensation Committee.

Performance and Chief Executive Officer Compensation

Executive compensation for the fiscal year ended March 27, 2005 consisted of base salary and bonus. The Compensation Committee met from time to time during such fiscal year. All salary compensation paid to the Chief Executive Officer and to our other executive officers during the fiscal year ended March 27, 2005 was in accordance with the compensation policies as determined by the Compensation Committee and based on the attainment of preset targets.

Under the terms of this plan the Compensation Committee reserves the discretion to award bonuses notwithstanding the failure of the Company to achieve preset targets.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

M. Scott Farese
Ward Harper
Stephen P. Soltwedel

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for services rendered to the Company’s Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation			Awards		Payouts
						Securities
				Other Annual	Restricted	Underlying	LTIP	All Other
Name and Principal	Fiscal	Salary	Bonus	Compensation	Stock Awards	Options	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)[1]
Richard D. Kurtz	2005	168,000	50,400	—	—	28,000	—	10,700
Chairman of the Board and	2004	160,000	32,000	—	—	150,000	—	5,800
Chief Executive Officer[2]	2003	22,000	—	11,500	—	—	—	100

Paul D. Ludwig	2005	168,000	50,400	—	—	24,000		18,100
President	2004	160,000	32,000	—	—	50,000	—	16,300
	2003	97,000	—	4,000	—	100,000	—	7,000

Susan A. Schmidt	2005	103,000	25,600	—	—	20,000	—	18,200
Chief Financial Officer and	2004	99,000	16,000	—	—	—	—	14,100
Secretary[3]	2003	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Brock Koren	2005	n/a	n/a	n/a	n/a	n/a	n/a	n/a
President and Chief Executive	2004	125,000	—	—	—	—	—	—
Officer[4]	2003	155,000	—	—	—	—	—	86,000

1	Represents amounts paid by the Company on behalf of the named person in connection with the Company’s benefits plans, 401(k) Retirement Plan, vacation pay and car allowance.

2	Mr. Kurtz was appointed to the office of Chief Executive Officer in February 2003, following the resignation of Mr. Koren. Other annual compensation in 2003 reflects Director’s fees paid as part of plans provided to outside directors.

3	Ms. Schmidt joined the Company in March 2000; however, total compensation is not reported for fiscal year 2003, as annual salary and bonus did not exceed $100,000. Ms. Schmidt resigned from her position as Chief Financial Officer and Secretary in March 2005.

4	Mr. Koren resigned from his position as President in February 2003. Compensation continued through December 2003 under a severance agreement.

Employment Agreements

Pursuant to the terms of a three-year employment agreement entered into on August 21, 2002, Paul D. Ludwig, our President, is employed at an annual salary of $168,000, with an annual bonus of at least 40% of his salary if certain goals agreed upon with the Compensation Committee are met. Mr. Ludwig may receive additional bonuses and stock options as the Board of Directors may from time to time determine. Further, Mr. Ludwig may resign and receive severance payments following a change of control of the Company and is prohibited from competing with the Company for a period of one year following certain terminations of his employment.

On May 2, 2005, the Company has entered into a three-year employment agreement with Robin F. Risser, its new Chief Financial Officer. Pursuant to the employment agreement, Mr. Risser also serves as President and General Manager of the Company’s Picometrix business unit. Mr. Risser is employed at an annual salary of $185,000 per year and a bonus to be determined and approved by the Board of Directors of the Company. Upon the signing of the employment agreement, Mr. Risser received a signing bonus of $30,000. On May 2, 2005, the Company entered into a three-year employment agreement with Steven Williamson. Mr. Williamson’s position with the Company and the Picometrix business unit will be Chief Technology Officer with an annual salary of $185,000 per year and a bonus to be determined and approved by the Board of Directors of the Company. Upon the signing of the employment agreement, Mr. Williamson received a signing bonus of $30,000. Further, both officers are prohibited from competing with the Company for a period of one year following certain terminations of their employment.

Stock Options

The following tables set forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year.

Option Grants in Fiscal 2005

Individual Grants

	Number of Securities	% of Total Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name[1]	Granted (#)	Fiscal Year	($/Sh)	Date
Richard D. Kurtz	28,000	16%	$2.25	6/10/2014

Paul D. Ludwig	24,000	14%	$2.25	6/10/2014

Susan A. Schmidt	20,000	11%	$1.61	11/17/2014

1	See “Summary Compensation Table” and “Directors and Executive Officers” for principal position.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year End Option Values

Value of Unexercised In-
			Number of Securities Underlying	the-Money Options at
	Shares Acquired		Unexercised Options at Fiscal Year End (#)	Fiscal Year End ($)
Name[1]	on Exercise (#)	Value Realized	Exercisable/Unexercisable	Exercisable/Unexercisable
Richard D. Kurtz	—	—	485,600 / 112,400	$409,750/106,200

Paul D. Ludwig	—	—	84,800 / 89,200	$113,600 / $95,400

Susan A. Schmidt	—	—	130,000 / -	$105,950 / $-

[1]	See “Summary Compensation Table” and “Directors and Executive Officers” for principal position.

Compensation of Directors

During 2005 each independent member of the Board of Directors received an annual retainer in the amount of $4,000, plus directors’ fees in the amount of $1,000 for each board meeting attended, plus $500 for each committee meeting attended. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. Each of the directors who is not an employee of the Company is also eligible for grants of stock options upon their appointment to the Board of Directors and all directors are eligible for stock option grants on a discretionary basis so long as they remain on the Board under the Advanced Photonix 2000 Stock Option Plan. Directors who are also officers of the Company do not receive cash compensation in consideration for their services as directors.

PERFORMANCE GRAPH

The following graph compares the value of $100 invested in the Company’s Class A Common Stock with a similar investment in the American Stock Exchange Market Value Index (U.S.) and the American Stock Exchange Technology Index for the periods ended March 26, 2000 through March 27, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 1, 2005, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A common stock of the Company, by each director and executive officer and by all directors and officers as a group.

	Class A Common Stock
		Shares Under
	Shares	Exercisable	Percent
	Owned	Options/Warrants[1]	Voting[2]
Steven Williamson[3]	1,716,667	—	10.5
Robin F. Risser[3]	868,333	—	5.3
Richard D. Kurtz[4]	75,000	521,200	3.5
M. Scott Farese[4]	45,100	314,000	2.2
Stephen P. Soltwedel[4]	14,000	325,000	2.0
Ward Harper[4]	25,000	75,000	.6
Paul D. Ludwig[4]	96,100	119,600	1.3
Susan A. Schmidt[4]	500	130,000	.8
Directors & Officers as a Group	2,840,700	1,484,800	24.3

[1]	Includes shares under options exercisable on June 25, 2005 and options which become exercisable within 60 days thereafter.

[2]	Represents voting power assuming beneficial owner exercises all exercisable options and warrants, but no other excercisable options and warrants are exercised.

[3]	The address of this shareholder is c/o Advanced Photonix, Inc., 2925 Boardwalk Drive, Ann Arbor, Michigan 48104.

[4]	The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida Acaso, Camarillo, CA 93012.

The following table sets forth, as of July 1, 2005, the aggregated information pertaining to all securities authorized for issuance under the Company’s equity compensation plans:

	Number of Securities	Weighted-average
	to be issued upon	exercise price of
	exercise of	outstanding	Number of securities
	outstanding options,	options,	remaining available
Plan Category	warrants and rights	warrants and rights	for future issuance
Equity compensation plans approved by shareholders	1,900,300	1.49	463,222
Equity compensation plans not approved by shareholders	—	—	—
Total	1,900,300	1.49	463,222

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

See “Executive Compensation”.

As part of the merger consideration for the sale of Picometrix, Inc. to the Company, Mr. Williamson and Mr. Risser received four-year promissory notes in the aggregate principal amount of $2,900,500 (consisting of $1,933,667 owed to Mr. Williamson and $966,833 owed to Mr. Risser) (the “API Notes”). The API Notes are payable in four annual installments with the first being a payment in the aggregate amount of $500,000, the second being a payment in the aggregate amount of $550,000, the third being a payment in the aggregate amount of $900,000 and the fourth being a payment in the aggregate amount of $950,500. The API Notes bear an interest rate of prime plus 1.0% and are secured by all of the intellectual property of the Picometrix business unit of the Company. The Company has the option of prepaying the API Notes without penalty.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Farber & Hass LLP, independent auditors, audited the Company’s financial statements for fiscal years 2000-2005 and have been selected to audit the Company’s financial statements for fiscal year 2006. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from Shareholders and to make a statement if they desire to do so.

Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended March 28, 2004 and March 27, 2005, by the Company’s independent auditor, Farber & Hass LLP. The following table presents fees for professional audit services rendered by Farber & Hass for the audit of the Company’s annual financial statements and review of financial statements included in the registrant’s quarterly reports on Form 10-QSB (Audit Fees) for fiscal 2005 and 2004, and fees billed for other services rendered by Farber & Hass LLP.

	2005	2004
Audit Fees(1)	60,350	58,840
Audit Related Fees(2)(3)	57,170	9,275
Tax Fees(3)(4)	8,500	7,650
All Other Fees	—	—

Total	126,020	75,765

(1)	The fees consisted of the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K and reviews of its interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB.

(2)	Audit related fees consisted principally of the audit of the Company’s benefit plan and consultations regarding acquisitions.

(3)	The Audit Committee has determined that the provision of all non-audit services performed for the Company by Farber & Hass is compatible with maintaining that firm’s independence.

(4)	Tax fees consisted primarily of tax return preparation, state tax matters and tax advisory services.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent auditor is permitted to perform for the Company under applicable federal securities regulations. While it is the general policy of the Audit Committee to make such determinations at full Audit Committee Meetings, the Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee, provided that all such decisions are presented to the full Audit Committee at its next regularly scheduled meeting.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be presented at the Annual Meeting of Shareholders in 2006 must be received at the Company’s principal executive office no later than March 21, 2006.

By Order of the Board of Directors

Camarillo, California
July 18, 2005	Paul D. Ludwig
Acting Secretary

THE COMPANY’S 2005 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS CONTEMPORANEOUSLY WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 27, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY,
1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ADVANCED PHOTONIX, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
AUGUST 26, 2005

The undersigned hereby constitutes and appoints Richard D. Kurtz and Paul D. Ludwig or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company’s Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, at 10:00 a.m., Eastern time, on August 26, 2005, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below		☐		WITHHOLD AUTHORITY to vote for all nominees listed below	☐
(except as marked to the contrary below)

Richard D. Kurtz	Ward Harper		Donald Pastor
M. Scott Farese	Stephen P. Soltwedel		Lance Brewer
Paul D. Ludwig	Robin Risser

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

(PLEASE SIGN ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated: , 2005

Signature of Stockholder

Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.